UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
January 9, 2015
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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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COMMISSION FILE NUMBER        0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)
600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(401-828-4000)
 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01.                          Other Events
On January 9, 2015, Astro-Med, Inc. (the “Company”) announced that it is rescheduling its Annual Shareholders’ meeting from Tuesday, May 19, 2015 to Wednesday, May 20, 2015 at 10:00 a.m. local time at the offices of the Company.
A copy of the Company’s press release regarding the foregoing is attached hereto as Exhibit 99.1.
Item 9.01.  Financial Statements and Exhibits
(c)            Exhibits
Exhibit No.                                                  Exhibit
99.1                          Press release dated January 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date: January 9, 2015	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Senior Vice President, Treasurer and Chief Financial Officer